RCI HOSPITALITY HOLDINGS INC

Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

NASDAQ: RICK
Sidoti Conference
January 19-20, 2022
www.rcihospitality.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission ("SEC").

This press release may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company's actual results to differ materially from those indicated in this press release, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company's businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact of the COVID-19 pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel.

For more detailed discussion of such factors and certain risks and uncertainties, see RCI's annual report on Form 10-K for the year ended September 30, 2021, as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

As of the release of this report, we do not know the future extent and duration of the COVID-19 pandemic on our businesses. Lower sales caused by social distancing guidelines could lead to adverse financial results. We are continually monitoring and evaluating the situation and will determine any further measures to be instituted, which could include refinancing several of our debt obligations.

As used herein, the "Company," "we," "our," and similar terms include RCI Hospitality Holdings, Inc. (RCIHH) and its subsidiaries, unless the context indicates otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

- *Non-GAAP Operating Income and Non-GAAP Operating Margin.* We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) impairment of assets, (c) gains or losses on sale of businesses and assets, (d) gains or losses on insurance, and (e) settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.

- *Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share.* We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) impairment of assets, (c) costs and charges related to debt refinancing, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized loss on equity securities, (g) settlement of lawsuits, (h) gain on debt extinguishment, (i) the income tax effect of the above-described adjustments, and (j) change in deferred tax asset valuation allowance. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 13.5%, 26.0%, and 15.5% effective tax rate of the pre-tax non-GAAP income before taxes for the 2021, 2020, and 2019, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities.

- *Adjusted EBITDA.* We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance (f) unrealized gains or losses on equity securities, (g) impairment of assets, (h) settlement of lawsuits, and (i) gain on debt extinguishment. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess the unleveraged performance return on our investments. Adjusted EBITDA multiple is also used as a target benchmark for our acquisitions of nightclubs.

- *Management also uses non-GAAP cash flow measures such as free cash flow.* Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our December 14, 2021, news release and financial tables contain additional details and reconciliation of non-GAAP financial measures for the quarter and year ended September 30, 2021, and are posted on our website at www.rcihospitality.com. Our FY 10-K contains additional details and reconciliation of non-GAAP financial measures for the year ended September 30, 2021, and is similarly posted on our website.

Strong Portfolio of Hospitality Venues

Overview

- 60 well-managed, high cash-flowing bars and restaurants
- Founded in 1983
- IPO and Nasdaq listing in 1995

Nightclubs

- 70% of FY21 sales
- 49 locations in 13 states, many in top 20 US markets
- Many are well-known gentlemen's club brands with restaurants

Bombshells

- 29% of FY21 sales
- Fast-growing, sports bar restaurant chain launched in 2013
- 11 locations in Texas (Houston-8, Dallas-2, Austin-1), licensed to sell franchises in all states

Growth Drivers

- Consumer demand for an entertaining experience
- Four decades of deep expertise in hospitality, real estate, property development, finance
- Strong focus on generating free cash flow

Stock Symbol	FY21 Ended 9/30/21					As of January 14, 2022		
	Revenues	EPS	Net Cash Provided by Operating Activities	Free Cash Flow	Cash Dividends/Share	Market Cap	Common Stock Outstanding	Insider Ownership
Nasdaq: RICK	$195M	$3.37 (GAAP) $4.08 (Non-GAAP)	$42.0M	$36.1M	$0.16	$807M	9.499M	7.67%

RCI HOSPITALITY HOLDINGS INC

Great Business

Strong Cash Generation

- High gross profit margin (84.6% in FY21)
- Fast inventory turnover (12x in FY21)
- Low maintenance capex ($5.9M in FY21)

Barriers to Entry

- **Clubs:** Most municipal licenses tied to physical location, few municipalities issue new licenses, we have acquired most of our clubs
- **Bombshells:** Few if any concepts compete with the $6.5M target investment (land and building) required

Real Estate Ownership

- Own most of our locations
- Most of our businesses not beholden to landlords

Access to Bank Financing

- Growth funded through debt, most of which is real estate and/or seller financing

Total Revenues (FY21)


Entertainment Services 28%
Alcoholic Beverages 44%
Food, Merchandise & Other 28%

Period	Alcoholic Beverages	Entertainment Services	Food, Merchandise & Other
FY19	41%	38%	21%
FY20	45%	31%	24%
FY21	44%	28%	28%

Capital Allocation Strategy*

Buy Back Shares

- Repurchase shares when FCF yield is more than 10%

M&A

Buy More of the Right Nightclubs

- Buy good, solid, cash flowing clubs at 3-5x adjusted EBITDA
- Use seller-financing
- Buy the real estate for market value
- Structure deals to generate annual cash on cash return of at least 25-33%

Organic

Methodically Expand Bombshells

- Develop critical mass, market awareness, and sell franchises
- Structure investments in new units to generate annual cash on cash return of at least 25-33%

Drive Value with 10-15% Compound Annual FCF/Share Growth

* We may deviate from this strategy if other strategic rationale warrants

Major Transformation

- Pre-2016: Focused on Growth of Revenue, not Free Cash Flow
- Defined & Adopted Capital Allocation Strategy
- Invested in the Right People, Systems & Processes
- Disposed of Under-Performing Locations
- Changed Approach to Club Purchases & New Bombshells
- Focused on Using Debt vs. Equity
- Today: Highly Scalable Cash Flow Growth Machine

Impressive Track Record & Covid Rebound

+16% CAGR

Free Cash Flow ($M)[1]



$14.9
$18.5
$19.3
$23.2
$33.3
$13.5
$36.1
FY15
FY16
FY17
FY18
FY19
FY20
FY21

FCF as % of Revenues[1]



11.0%
13.7%
13.3%
14.0%
18.4%
10.2%
18.5%
FY15
FY16
FY17
FY18
FY19
FY20
FY21

+750 BPS

+9% CAGR

4Q Sales / Location ($K)[2]



$729
$768
$871
$946
$1,004
$654
$1,194
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21

Diluted Weighted Average Shares Outstanding (M)



10.41
10.23
9.74
9.72
9.66
9.20
9.01
FY15
FY16
FY17
FY18
FY19
FY20
FY21

-2.4% CAGR

1) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits
2) Based on unit count at quarter end

RCI HOSPITALITY HOLDINGS INC

Nightclubs: Coming Back

Revenues ($M)



$125
$140
$149
$88
$137
FY17
FY18
FY19
FY20
FY21
FY21 Captured 92% of Pre-COVID FY19 Sales

Units at Year End



40
37
38
38
38
FY17
FY18
FY19
FY20
FY21
Focus has been on improving club portfolio

Operating Margin



+370 BPS GAAP +780 BPS Non-GAAP
33%
35%
36%
27%
41%
28%
31%
34%
15%
32%
GAAP
Non-GAAP
FY17
FY18
FY19
FY20
FY21

Income from Operations ($M)



$35
$41
$44
$49
$51
$53
$13
$24
$44
$56
GAAP
Non-GAAP
FY17
FY18
FY19
FY20
FY21
CAGR: +6% GAAP +8% Non-GAAP

Nightclubs: Significant Acquisition Opportunities

Market

- 2,000 clubs / ~500 meet our acquisition criteria
- We are one of the largest, but our market share is minimal
- Long-term owners interested in selling
- We are the acquirer of choice as the only public company in the space with access to bank financing

Financial Dynamics

- Buy earnings accretive clubs at 3-5x adjusted EBITDA
- Purchase related real estate at market value
- Strong record paying off seller financing from acquisition cash flow

Recent Acquisitions (October-November 2021)

- 12 clubs in 7 states
- Pre-COVID 2019: Generated $40M in revenues and $14M in Adjusted EBITDA

Current Acquisition Target

- Buy clubs that can add $20M of Adjusted EBITDA in FY23

Our Top Club Brands

Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

AdmireMe: Nightclub on the Net

- Social media platform
- Mobile friendly website
- Enables “creators” to post content and receive payment from their "admirers"
- Comparable to OnlyFans
- Digital enhancement to our club business
- Total upfront investment about $650K
- We would receive ~11% of revenues
- 2Q22 target beta launch



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Bombshells: Next Generation Sports Bar Concept

BOMBSHELLS
RESTAURANT & BAR

More Upscale

- Better quality food, service and experience
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs
- 4 Dayparts: Lunch, happy hour, dinner, late night
- Late night drives high AUVs and industry-leading margins

High Impact Branding

- Immediately recognizable
- Signals fun, friendliness and comfort to all walks of life
- Appeals to men, women, families, friends, singles, couples, millennials
- Attracts customers without the need for major advertising-marketing dollars

Top Tier Unit Economics

- Target Size (interior & patio) – 10K-12.5K sq. ft.
- Average Unit Volume – $5.7M (FY21)
- Average Sales/Square Foot – $461 (FY21)
- Cash Investment (owned real estate) – $3.0M
- Cash-on-Cash Return (owned real estate) – 43%
- Sales/Cash Investment (owned real estate) – 2.2x


BOMBSHELLS





Bombshells: FY21 Record Year

+32% CAGR


Revenues ($M)
$18.8
$24.1
$30.8
$43.2
$56.6
FY17
FY18
FY19
FY20
FY21


Units at Year End
5
6
8
10
10
FY17
FY18
FY19
FY20
FY21

+19% CAGR

+700 BPS


Operating Margin
16.4%
8.5%
7.5%
21.4%
23.4%
FY17
FY18
FY19
FY20
FY21


Income from Operations ($M)
$3.1
$2.0
$2.3
$9.2
$13.3
FY17
FY18
FY19
FY20
FY21

+44% CAGR

RCI HOSPITALITY HOLDINGS INC

Bombshells: Targeting 15 More Locations Next 3 Years

- **History**
  - Built 5 the first 5 years
  - Then 5 more in 4 years
- **FY21 launched plan to develop the next 10 in 3 years**
  - Growth is self-funding
  - Opened 2nd Dallas location in December 2021
  - Contracted to buy: 2 more Dallas sites, 1 more Houston site
  - Looking at sites in Austin, Phoenix and Florida (areas where we have local expertise)
- **Franchisee program (near-term)**
  - Early FY21 signed first franchisee for 3 locations in San Antonio area – first unit to open soon
  - Expect to sign franchisees for at least 3-6 more locations by end of FY24
- **Potential**
  - 80-100 locations (owned and franchised)



Total Franchised Units
Total Company-Owned Units
34% CAGR
1
5
10
20
6
First Location (Opened 2Q13)
First 5 Years (FY13-FY17)
Next 4 Years (FY18-21)
Next 3 Years (FY22-24)

1Q22 Sales: Growth Continues

$ in Millions	1Q22 Sales	Total Sales		Same-Store Sales	
		vs. 1Q21	vs. 1Q20	vs. 1Q21	vs. 1Q20
Combined	$61.1	+62%	+28%	+22%	+11%
Nightclubs	$46.3	+87%	+24%	+31%	+8%
Bombshells	$14.8	+14%	+43%	+8%	+21%

- Bombshells benefited from new Arlington, TX location opened early December
- Nightclubs benefited from 12 clubs acquired mid-October and early November
- No Omicron effect until late 1Q22
- Comparisons to pre-COVID 1Q20 (ended Dec. 31, 2019) provided for illustrative purposes


BOMBSHELLS
RESTAURANT & BAR

Bombshells Arlington (near Dallas) and its Bombshells Girls

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK